SEVENTH AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT
                         ------------------------------

     This Seventh Amendment to Revolving Credit and Term Loan Agreement ("Sixth Amendment") is made by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), CASUAL CONCEPTS, INC., a Texas corporation, THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, BRAND NAME APPAREL, INC., a Texas corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, and COLLEGE FLAGS AND MANUFACTURING, INC., a South Carolina corporation, (hereinafter collectively referred to as the "Guarantors"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.), BANK ONE TEXAS, N.A. and NBD BANK (collectively, the "Banks") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent"); and

     WHEREAS, the Company, certain of Guarantors and Agent entered into that certain Revolving Credit and Term Loan Agreement dated September 29, 1993 (the "Loan Agreement"); and

     WHEREAS, the Company, certain of Guarantors, Banks and Agent entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated December 3, 1993 ("First Amendment"); and

     WHEREAS, the Company, the Guarantors, Banks and Agent entered into that certain Second Amendment To Revolving Credit and Term Loan Agreement dated September 26, 1994 ("Second Amendment"); and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1994 ("Third Amendment"); and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated July 6, 1995 ("Fourth Amendment"); and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1995 ("Fifth Amendment"); and

     WHEREAS, the Company, Guarantors, Banks and Agent entered into that certain Sixth Amendment to Revolving Credit and Term Loan Agreement dated October 31, 1996 ("Sixth Amendment"); and

     WHEREAS, the Company, Guarantors, Banks and Agent desire to amend the Loan Agreement in certain respects; and

     WHEREAS, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement unless the context otherwise requires or provides.

     NOW, THEREFORE, it is agreed by and among the Company, Guarantors, Banks and Agent as follows:

                                       1.

     Section 1.25 and Section 1.77 of the Loan Agreement are amended to read in their entirety as follows:

          1.25 "EBITDA" shall mean for any period, the sum of Consolidated Net Income (excluding extraordinary gains and losses) and income taxes, Non-Cash Charges and interest expense deducted in calculating such Consolidated Net Income during such period.

                                       ***

          1.77 "Termination Date" shall mean October 31, 1998.

                                       2.

     The following definitions are added to Article I of the Loan Agreement:

          "Funded Debt EBITDA Ratio" shall mean the ratio of Senior Funded Debt to EBITDA.

          "Applicable Margin" shall mean the percentage set forth below determined by reference to the Funded Debt EBITDA Ratio in effect from time to time:

      Funded Debt       Adjusted InterBank         Unused
     EBITDA Ration            Rate                  Fee
     -------------            ----                 -----

      < 2.5                    .75                 .225
      2.5 to 3.0               .875                .25
      3.0 to 3.5              1.00                 .25
      3.5 to 4.0              1.25                 .25
      4.0 to 4.5              1.75                 .375
      4.5 to 4.75             2.25                 .50

                                       3.

     The Total Commitment shall be reduced to fifty-five million dollars ($55,000,000) and Exhibit A of the Loan Agreement shall be amended to read in the form attached hereto as Exhibit A-1 effective as of January 2, 1997. The Total Commitment shall be reduced to $50,000,000 and Exhibit A of the Loan Agreement shall be amended to read in its entirety as in the form attached hereto as Exhibit A-2 effective May 1, 1997.

                                       4.

     Section 2.03 of the Loan Agreement is amended to read as follows:

               2.03. Interest Rate. The unpaid principal of each Floating Prime Advance shall bear interest from the date of advance until paid at a rate per annum which shall from day to day be equal to the lesser of: (a) the Floating Prime Rate in effect from day to day or (b) the Maximum Rate. The unpaid principal of each Eurodollar Advance shall bear interest from the date of advance until paid at a rate per annum which shall be equal to the lesser of (a) the sum of the Adjusted InterBank Rate for the applicable Interest Period, plus the Applicable Margin determined as of the end of the immediately preceding quarter or (b) the Maximum Rate. All past due principal of, and to the extent permitted by applicable law, interest on the Notes shall bear interest at the Past Due Rate. Notwithstanding the foregoing, the unpaid principal balance of the Notes shall bear interest as provided in Section 4.05(c) hereof, upon the occurrence of the circumstances described in such section.

                                       5.

     A new Section 2.07 of the Loan Agreement is added to the Loan Agreement which shall read in its entirety as follows:

               2.07 Unused Fee. In addition to the payments provided for in Article IV hereof, Company shall pay to Agent, for the account of each Bank, on the first day of each fiscal quarter of Company, a revolving credit loan commitment fee at the rate per annum equal to the Applicable Margin determined as of the beginning of such fiscal quarter of Company (calculated on the basis of a year consisting of 360 days) on the average daily amount of such Bank's Commitment which was unused during the immediately preceding fiscal quarter of Company.

                                       6.

     Section 8.19 of the Loan Agreement is amended to read in its entirety as follows:

               8.19 Pledge of Stock. Company agrees to promptly pledge to Agent for the benefit of Banks all of the capital stock of its Subsidiaries in the event of the occurrence of any of the following on or after March 31, 1996: (1) the Funded Debt EBITDA Ratio is at any time greater than 4.5 to 1.0 prior to May 1, 1997 or is greater than
          4.0 to 1.0 on or after May 1, 1997, (2) Company's Account Payable Turndays is greater than forty-five (45) days, or (3) Company fails to comply with Section 9.17 of this Loan Agreement at any time on or after June 30, 1996.

                                       7.

     Section 9.03, Section 9.05 and Section 9.07 of the Loan Agreement are amended to read in their entirety as follows:

               9.03 "Funded Debt to EBITDA. Permit the ratio of Funded Debt to EBITDA to be greater than 4.75 to 1.0 prior to May 1, 1997 or greater than 4.5 to 1.0 thereafter.

                                       ***

               9.05 Limitation on Dividends, Acquisition of Stock and Restricted Investments. Company covenants that it will not, and will not permit any of its Subsidiaries to, pay or declare any dividend on any class of its capital stock (other than stock dividends) or make any other distribution on account of any class of its capital stock (other than dividends or distributions payable solely in shares of its stock) or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock (all of the foregoing being herein called "Restricted Payments"): provided, however, Company shall be entitled to redeem its capital stock at an aggregate purchase price not to exceed five hundred thousand ($500,000) during any fiscal year of Company. Notwithstanding the foregoing, no Restricted Payments shall be made unless, after giving effect thereto, no Event of Default shall have occurred and be continuing. There shall not be included in the limitation on Restricted Payments any dividends paid by any Subsidiary of Company (a) to its corporate parent which is also a Subsidiary of the Company, or (b) to the Company.

                                       ***

               9.07 Limitation on Acquisitions. Acquire or commit or agree to acquire the stock or business of any Person.

                                       8.

     The interest rate on the unpaid principal amount of outstanding Advances shall be adjusted to the interest rate which would be applicable if each such Advance were made on the effective date of this Seventh Amendment.

                                       9.

     Company and Guarantors warrant and represent to Banks that no Event of Default exists. By their execution hereof, each of the Guarantors ratify and confirm the terms of the Guaranty Agreement dated August 17, 1994, agree that the Guaranty Agreement shall remain in full force and effect and unconditionally agree that the Guaranty Agreement is enforceable against each of them in accordance with its terms.

                                       10.

     Except as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and this Seventh Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       11.

     This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of Texas.



                                       12.

     Company agrees to pay all expenses incurred by Agent and Banks in connection with the negotiation and preparation of this Seventh Amendment, including reasonable attorney's fees.

                                       13.

     This Seventh Amendment may be executed in any number of multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                       14.

     Banks, Company, and Guarantors agree to be bound by the current Arbitration Program of Agent which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.


                                       15.

     This Seventh Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                       16.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Executed to be effective as of December 31, 1996.

                              TANDYCRAFTS, INC., a Delaware
                                        corporation


                              By:
                                   -------------------------
                                   James D. Allen, Executive
                                     Vice President
                                                  COMPANY




                              CASUAL CONCEPTS, INC., a Texas
                                        corporation


                              By:
                                   -------------------------
                                   Russell Price, Secretary

                              SAV-ON, INC., a Texas corporation


                              By:
                                   -------------------------
                                   Russell Price, Secretary

                              DAVID JAMES MANUFACTURING,
                                      INC., a Texas corporation


                              By:
                                   -------------------------
                                   Russell Price, Secretary

                              BRAND NAME APPAREL, INC.
                                   a Texas corporation


                              By:
                                   -------------------------
                                   Russell Price, Secretary

                              THE DEVELOPMENT ASSOCIATION,
                                   INC., a Texas corporation


                              By:
                                   -------------------------
                                   Russell Price, Secretary

                              PLC LEATHER COMPANY, a Nevada
                                        corporation


                              By:
                                   -------------------------
                                   Russell Price, Secretary

                                 TANDYARTS, INC., a Nevada
                                        corporation


                              By:
                                   -------------------------
                                   Russell Price, Secretary


                              COLLEGE FLAGS AND
                              MANUFACTURING, INC.,
                                   a South Carolina corporation,

                              By:
                                   -------------------------
                                   Russell Price, Secretary

                                                  GUARANTORS


                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.)


                              By:
                                   -------------------------
                                   Steve Wood, Senior Vice President

                              By:
                                   -------------------------
                                   John Peloubet, Vice President


                              BANK ONE, N.A.


                              By:
                                   -------------------------
                                   Michael D. Palmer, Senior
                                        Vice President

                              NBD BANK

                              By:
                                   -------------------------
                                   William J. McCaffrey, Assistant
                                        Vice President

                                                       BANKS


                                   EXHIBIT A-1
                                   -----------


                                                       Commitment
                                                       Percentage
Banks                         Commitment                (Rounded)
-----                         ----------              ------------

Wells Fargo Bank (Texas),
  National Association        $27,500,000                  50%

Bank One, Texas N.A.          $13,750,000                  25%

NBD Bank, N.A.                $13,750,000                  25%
                              -----------                 ---

Total Commitment              $55,000,000                 100%
                              ===========                 ===



                                   EXHIBIT A-2
                                   -----------


                                                       Commitment
                                                       Percentage
Banks                         Commitment                (Rounded)
-----                         ----------              ------------

Wells Fargo Bank (Texas),
  National Association        $25,000,000                  50%

Bank One, Texas N.A.          $12,500,000                  25%

NBD Bank, N.A.                $12,500,000                  25%
                              -----------                 ---

Total Commitment              $50,000,000                 100%
                              ===========                 ===